GREAT-WEST FUNDS, INC.
GREAT-WEST SECUREFOUNDATION® BALANCED ETF FUND
Schedule of Investments
As of September 30, 2020 (Unaudited)
Shares		Fair Value
BOND EXCHANGE TRADED FUNDS
113,509	Vanguard Total Bond Market ETF	$10,013,764

TOTAL BOND EXCHANGE TRADED FUNDS — 38.78% (Cost $9,349,834)		$10,013,764
EQUITY EXCHANGE TRADED FUNDS
86,196	Vanguard FTSE Developed Markets ETF	3,525,416
26,827	Vanguard FTSE Emerging Markets ETF	1,159,999
19,374	Vanguard Russell 2000 ETF(a)	2,343,092
17,542	Vanguard S&P 500® ETF	5,396,796
24,103	Vanguard S&P Mid-Cap 400® ETF(a)	3,025,891

EQUITY EXCHANGE TRADED FUNDS — 59.85% (Cost $12,599,658)		$15,451,194
GOVERNMENT MONEY MARKET MUTUAL FUNDS
336,015	Federated Hermes Government Obligations Fund Institutional Class, 0.01%(b)	336,015
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 1.30% (Cost $336,015)		$336,015
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.10%
$ 25,150	Repurchase agreement (principal amount/value $25,325 with a maturity value of $25,325) with HSBC Securities (USA) Inc, 0.06%, dated 9/30/20 to be repurchased at $25,150 on 10/1/20 collateralized by U.S. Treasury securities, 0.38% - 2.50%, 3/31/23 - 1/15/28, with a value of $25,832.(c)	$ 25,150
TOTAL SHORT TERM INVESTMENTS — 0.10% (Cost $25,150)		$25,150
TOTAL INVESTMENTS — 100.03% (Cost $22,310,657)		$25,826,123
OTHER ASSETS & LIABILITIES, NET — (0.03)%		$(8,569)
TOTAL NET ASSETS — 100.00%		$25,817,554

(a)	All or a portion of the security is on loan at September 30, 2020.
(b)	Rate shown is the 7-day yield as of September 30, 2020.
(c)	Collateral received for securities on loan.
ETF	Exchange Traded Fund
See Notes to Schedule of Investments.

September 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST SECUREFOUNDATION® BALANCED ETF FUND
Notes to Schedule of Investments (Unaudited)

Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund's securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its Exchange Traded Funds (ETFs) based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Exchange Traded Funds	Exchange traded close price.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available. Unobservable inputs reflect the reporting Fund’s own assumptions and would be based on the best information available under the circumstances.
As of September 30, 2020, the Fund’s investments in the underlying ETFs and Government Money Market Mutual Funds are valued using Level 1 inputs. The Fund’s investments in short term securities are valued using Level 2 inputs. More information regarding the Fund’s sector classifications are included in the Schedule of Investments.

September 30, 2020

Fund-of-Funds Structure Risk
Since the Fund invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Fund. To the extent the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

September 30, 2020